SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                                   May 1, 1998
                ------------------------------------------------
                Date of Report (Date of earliest event reported)


                                    IGI, INC.
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)


    DELAWARE                         1-8568                       01-0355758
---------------                   ------------                  --------------
(State or Other                    (Commission                   (IRS Employer
Jurisdiction of                   File Number)                  Identification
 Incorporation)                                                     Number)


                                 WHEAT ROAD AND
                                 LINCOLN AVENUE
                                 BUENA, NJ 08310
                    ----------------------------------------
                    (Address of Principal Executive Offices,
                               Including Zip Code)


                                 (609) 697-1441
                         -------------------------------
                         (Registrant's telephone number,
                              including area code)


                                 NOT APPLICABLE
                         -------------------------------
                         (Former name or Former Address,
                          if Changed Since last Report)

Item 5. Other Events

On May 4, 1998, the Company announced that on May 1, 1998 it was advised by its former independent accountants, Coopers & Lybrand L.L.P., that the reports of Coopers & Lybrand with respect to the consolidated financial statements of IGI, Inc. and its subsidiaries as of and for the years ended December 31, 1996 and 1995 should no longer be relied upon. The Company has not been advised by Coopers & Lybrand of the basis for its action at this time.

The Company also announced that it commenced a lawsuit on April 21, 1998 against its former President and Chief Operating Officer, John P. Gallo, in the Superior Court of New Jersey. In its complaint, IGI alleges, among other matters, that Mr. Gallo caused the Company to violate Department of Agriculture statutes and regulations, made false and inaccurate representations with respect to shipments and inventory, improperly converted Company funds and assets for his personal benefit and knowingly engaged in misconduct in the performance of his duties and responsibilities, all in violation of his employment agreement and of his fiduciary duty to the Company.

On April 28, 1998, Mr. Gallo commenced a lawsuit against the Company and two of its Directors, including the Company's Chairman of the Board, Dr. Edward B. Hager, alleging, among other matters, that they improperly caused the termination of his employment with the Company in November 1997, wrongfully terminated his compensation in violation of his employment agreement and defamed his reputation.

In addition, IGI announced that it entered into a definitive Extension Agreement with Fleet Bank-NH and Mellon Bank as of April 29, 1998 pursuant to which its existing credit agreement with the banks was extended through March 31, 1999 and its defaults under certain of the credit agreement covenants were waived by the banks.

The foregoing description of events is qualified by the Press Release dated May 4, 1998, which is filed as Exhibit 99 to this Current Report on Form 8-K and incorporated herein by reference.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

(a) and (b) N/A

(b) Exhibits: The following exhibits are filed with this report:

          Exhibit No.                          Description
          -----------                          -----------

              99                       Press Release dated May 4, 1998


                                   SIGNATURES
                            ------------------------
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            IGI, INC.

Date: May 6, 1998                           By: /s/ Kevin J. Bratton
                                                -------------------------------
                                                Kevin J. Bratton
                                                Vice President and Treasurer

                                  EXHIBIT INDEX


     Exhibit No                             Description
     ----------                             -----------

         99                                 Press Release dated May 4, 1998

        May 4, 1998                                     Thomas Redington
                                                        (203) 222-7399


                      IGI ANNOUNCES LITIGATION WITH FORMER
                     PRESIDENT; COOPERS & LYBRAND WITHDRAWS
                       REPORTS ON 1995 AND 1996 FINANCIAL
                       STATEMENTS; LOAN AGREEMENT EXTENDED


BUENA, NJ, MAY 4, 1998 - IGI, INC. (AMEX:IG) announced today that it commenced a lawsuit on April 21, 1998 against its former President and Chief Operating Officer, John P. Gallo, in the Superior Court of New Jersey. In its complaint, IGI alleges, among other matters, that Mr. Gallo caused the Company to violate Department of Agriculture statutes and regulations, made false and inaccurate representations with respect to shipments and inventory, improperly converted Company funds and assets for his personal benefit and knowingly engaged in misconduct in the performance of his duties and responsibilities, all in violation of his employment agreement and of his fiduciary duty to the Company. The Company is seeking recovery of damages resulting from Mr. Gallo's alleged misconduct and recovery of funds and assets that the Company alleges were improperly diverted by him.

On April 28, 1998, Mr. Gallo commenced a lawsuit against the Company and two of its Directors, including the Company's Chairman of the Board, Dr. Edward B. Hager, alleging, among other matters that they improperly caused the termination of his employment with the Company in November 1997, wrongfully terminated his compensation in violation of his employment agreement and defamed his reputation. Mr. Gallo is seeking recovery against the defendants for his alleged actual damages as well as consequential and punitive damages.

In addition, IGI stated that on May 1, 1998, it was advised by its former independent accountants, Coopers & Lybrand L.L.P., that the reports of Coopers & Lybrand with respect to the consolidated financial statements of IGI, Inc. and its subsidiaries as of and for the years ended December 31, 1996 and 1995 should no longer be relied upon. As previously reported, the Company was not able to file its 1997 Annual Report on Form 10-K with the Securities and Exchange Commission and the American Stock Exchange by the due date of that report, March 31, 1998, because of the additional work required by its current independent accountants, Price Waterhouse, to complete the audit for the year ended December 31, 1997. Price Waterhouse has advised Coopers & Lybrand of the results of its additional work which the Company believes has led to the withdrawal by Coopers & Lybrand of its reports with respect to the 1995 and 1996 financial statements of the Company. However, the Company has not been advised by Coopers & Lybrand of the basis for its action at this time.

IGI also announced that it entered into a definitive Extension Agreement with Fleet Bank-NH and Mellon Bank as of April 29, 1998 pursuant to which its existing credit agreement with the banks was extended through March 31, 1999 and its defaults under certain of the credit agreement covenants were waived by the banks. In connection with the extension of the credit agreement, the Company has agreed to certain modifications of the terms of the agreement, including provisions which obligate the Company to make scheduled quarterly payments of its revolving credit notes during the next 12 months, to pay higher annual interest rate on the bank indebtedness as well as additional bank fees, and to issue to the banks warrants for the purchase of up to 540,000 shares of common stock of the Company at an exercise price of $3.50 per share.

                                       ###

IGI is a diversified company segmented into two business areas: Animal Health and Skin Care and Consumer Products. The Company's growing Skin Care and Consumer Products business is primarily based on the Patented Novasome technology. Licensed from a former subsidiary, the technology offers value-added qualities to cosmetics, skin care products, vaccines, medicines, foods, beverages, and other products.